EXHIBIT 10.2

SBP MS-65530-0016
    PP-65AC1-92251
     Amendment No. Number 43

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 43
TO
SBP MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INC.

This Amendment (“Amendment”) to SBP MS-65530-0016 is entered into as of the date of last signature below between Spirit Aerosystems, Inc., a Delaware Corporation (“Seller”) and The Boeing Company, a Delaware Corporation ("Boeing"). Hereinafter, the Seller and Boeing may be referred to jointly as “Parties” hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.	The Parties entered into SBP (the “SBP”) MS-65530-0016 on June 2005.

B.
Simultaneously with the execution of this Amendment, the Parties are entering into the Settlement and Release Agreement (the “Settlement and Release”) in order to resolve the equitable adjustments required to be made for the Changes (as defined therein), as described more fully therein.

C.	The Settlement and Release contemplates the execution and delivery of this Amendment.

D. The Parties now desire to amend the SBP as contemplated by the Settlement and Release, and to make such additional changes as are set forth herein.

EXHIBIT 10.2

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Amendment. The SBP is hereby amended as follows:

a.	Attachment 1 to the SBP is amended to incorporate Exhibit 1, which reflects the changes to the Product Shipset price.

2.    Miscellaneous.

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.
This Amendment together with the Settlement and Release constitute the complete and exclusive agreement between the Parties with respect to the subject matter set forth herein. They cancel and supersede all previous and contemporaneous agreements between the Parties relating thereto, whether written or oral.

c.
Each Party agrees that it shall maintain in confidence this Amendment and the terms and conditions hereof. No disclosure of all or any part of this Amendment shall be made by either Party to any person or entity, except in accordance with GTA Sections 20.0 and 26.0.

d.	This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Agreement as of the date first set forth above.

The Boeing Company                 [Seller]
by and through its division
Boeing Commercial Airplanes

Name: /s/ Kyra Doolin Date: May 22, 2019	Name: /s/ Ryan Grant Date: May 22, 2019
Title: Contracts SPA	Title: Contracts

EXHIBIT 10.2

Exhibit 1

Attachment 1 - Pricing
PRODUCTS AND PRICING
(Reference SBP Section 3.2, etc)

Model	P/N	Description	Old Non-Discounted Price	New Non-Discounted Price	Change Made	CCN / RFQ
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]